                                                                   EXHIBIT 10.26

                                                                  Execution Copy


                                AMENDMENT NO. 2


          AMENDMENT NO. 2 dated as of January 30, 1998, between HEARST-ARGYLE TELEVISION, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a
                                    --------
signatory hereto (individually, a "Lender" and, collectively, the "Lenders");
                                   ------                          -------
and THE CHASE MANHATTAN BANK, as Administrative Agent.

          The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 29, 1997, as amended (the "Credit
                                                                 ------
Agreement"), providing, subject to the terms and conditions thereof, for
---------
extensions of credit to the Borrower (by means of loans and letters of credit) in an aggregate amount up to $1,000,000,000 (which may, in the circumstances therein provided, be increased to $1,250,000,000).

          The Borrower has requested that the Lenders amend the Credit Agreement in order to make certain modifications to Section 6.09 of the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein (including the Credit Agreement as amended by this Amendment No.
2).

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
set forth in Section 3 hereof, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 6.09 of the Credit Agreement is hereby amended to read as follows:

          "SECTION 6.09.  Certain Obligations Respecting Subsidiaries.
                          -------------------------------------------

          (a)  Wholly Owned Subsidiaries.  Subject to paragraph (b) below, the
               -------------------------
     Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Consolidated Subsidiaries is a Wholly Owned Subsidiary.

          (b)  Designated Subsidiaries.  Notwithstanding the provisions of
               -----------------------
     paragraph (a) above, the Borrower may at any time after the date hereof designate any Subsidiary (other than a Subsidiary holding any Station Licenses or the operating assets of any Stations) as
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                                      -2-


     a "Designated Subsidiary" for purposes of this Agreement, by delivering to the Administrative Agent a certificate of a senior officer of the Borrower (and the Administrative Agent shall promptly deliver a copy thereof to each Lender following receipt) identifying such Subsidiary, stating that such Subsidiary shall be treated as a "Designated Subsidiary" for all purposes hereof and certifying that, after giving effect to such designation, the Borrower will be in compliance with the provisions of this Agreement applicable to such Designated Subsidiary (including the provisions of Section 7.05(f) with respect to the type of business in which a Designated Subsidiary shall be involved and the limitations upon the aggregate amount of Investments in Designated Subsidiaries therein specified), and such designation will not result in a Default hereunder. Any Subsidiary of a Designated Subsidiary shall be deemed to be a "Designated Subsidiary".

          (c)  Incorporation by Reference.  The Borrower agrees, for the benefit
               ---------------------------
     of the Lenders and the Administrative Agent hereunder, to perform, comply with and be bound by each of is covenants, agreements and obligations contained in Section 10.7 and 10.8 of the Senior Notes Indenture as originally in effect and without giving effect to any modifications or supplements thereto, or termination thereof, after the date thereof. Without limiting the generality of the foregoing, the above-mentioned provisions of the Senior Notes Indenture, together with related definitions and ancillary provisions and schedules and exhibits, are hereby incorporated by reference, as if set forth herein in full, mutatis
                                                                -------
     mutandis; provided that, as incorporated herein (i) each reference to the
     --------  --------
     "Company" shall be deemed to be reference to the Borrower hereunder and
     (ii) each reference to the "Debt Securities" of any series shall be deemed to be a reference to the Loans hereunder."

          Section 3.  Conditions to Effectiveness.  The effectiveness of the
                      ---------------------------
amendments to the Credit Agreement provided in Section 2 hereof are subject to the fulfillment of the following conditions precedent to the satisfaction of the Administrative Agent:

          (a)  Execution.  This Amendment No. 2 shall have been duly executed
               ---------
     and delivered by the Borrower and each Lender.

          (b)  Other Documents.  The Administrative Agent shall have received
               ---------------
     such other documents as it shall have reasonably requested.

          Upon the satisfaction of such conditions precedent, the Administrative Agent shall advise the Borrower and each of the Lenders in writing, whereupon the amendments provided for in Section 2 hereof shall become effective.

          Section 4.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such
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                                      -3-

counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
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                                      -4-


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                    HEARST-ARGYLE TELEVISION, INC.



                                    By /s/ Harry T. Hawk
                                      _____________________________________
                                      Name:  Harry T. Hawk
                                      Title: Senior Vice President and
                                             Chief Financial Officer

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                                      -5-


                                    LENDERS
                                    -------


THE CHASE MANHATTAN BANK,                   MORGAN GUARANTY TRUST COMPANY
 individually, as Swingline Lender           OF NEW YORK, individually, as
 and as Administrative Agent                 Swingline Lender and as
                                             Documentation Agent


By /s/ Mitchell J. Gervis                   By /s/ David V. Fox
  ---------------------------                 ---------------------------
  Name:  Mitchell J. Gervis                   Name:  David V. Fox
  Title: Vice President                       Title: Vice President

BANK OF MONTREAL                            THE BANK OF NEW YORK


By /s/ Juliet Barnes                        By /s/ Debra L. McGarry
  ---------------------------                 ---------------------------
  Name:  Juliet Barnes                        Name:  Debra L. McGarry
  Title: Director                             Title: Vice President

BANQUE PARIBAS                              TORONTO DOMINION (TEXAS),
                                             INC.

By /s/ Lynne S. Randall                     By /s/ Neva Nesbitt
  ---------------------------                 ---------------------------
  Name:  Lynne S. Randall                     Name:  Neva Nesbitt
  Title: Director                             Title: Vice President

By /s/ William B. Schink
  ---------------------------
  Name:  William B. Schink
  Title: Director


UNION BANK OF CALIFORNIA, N.A.              CREDIT AGRICOLE INDOSUEZ


By /s/ William D. Gooch                     By /s/ R. Craig Welch
  ---------------------------                 ---------------------------
  Name:  William D. Gooch                      & /s/ Cheryl A. Solaneto
  Title: Vice President                       ---------------------------
                                              Name:  R. Craig Welsh
                                              Title: First Vice President

THE DAI-ICHI KANGYO BANK, LTD.           WACHOVIA BANK, N.A.


By  /s/ Frank A. Bertelle                By  /s/ James McCreary
  ---------------------------------        ---------------------------
  Name:   Frank A. Bertelle                Name:  James McCreary
  Title: Assistant Vice President          Title: Senior Vice President


THE BANK OF NOVA SCOTIA                  FIRST HAWAIIAN BANK


By  /s/ Vincent J. Fitzgerald, Jr.       By  /s/ James C. Polk
  ---------------------------------        ---------------------------
  Name:  Vincent J. Fitzgerald, Jr.        Name:  James C. Polk
  Title: Authorized Signatory              Title: Assistant Vice President

THE MITSUBISHI TRUST AND                 SUNTRUST BANK, CENTRAL FLORIDA,
 BANKING CORPORATION                       N.A.


By  /s/ T. Hayashi                       By  /s/ Janet P. Sammons
  ---------------------------------        ---------------------------
  Name: Toshihiro Hayashi                  Name: Janet P. Sammons
  Title: Senior Vice President             Title: Vice President


THE SANWA BANK LIMITED                   THE TOYO TRUST & BANKING
                                           COMPANY, LTD.

By  /s/ Paul Judicke                     By  /s/ T. MiKumo
  ---------------------------------        --------------------------
  Name:  Paul Judicke                      Name:  T. MiKumo
  Title: Vice President                    Title: Vice President

MICHIGAN NATIONAL BANK


By  /s/ Stephane Lubin
  ---------------------------------
  Name:  Stephane Lubin
  Title: Relationship Manager